UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

Spartan Energy Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 43rd Floor New York, New York 10019
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 258-0947

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	SPAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2020, Spartan Energy Acquisition Corp., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved and adopted an amendment (the “Charter Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional six months, from August 14, 2020 to February 14, 2021. The Charter Amendment was effective upon filing with the Secretary of State of the State of Delaware on August 4, 2020. A copy of the Charter Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As discussed above, on August 3, 2020, the Company held the Special Meeting. At the Special Meeting, holders of an aggregate of 39,101,520 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 13,800,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “common stock”), which represents 76.7% of the shares of common stock outstanding and entitled to vote as of the record date of July 9, 2020, were represented in person or by proxy.

At the Special Meeting, the following proposal was submitted to and approved by the Company’s stockholders:

1.       The Charter Amendment Proposal – the voting results of a proposal to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional six months, from August 14, 2020 to February 14, 2021 (the “Charter Amendment”) are set forth below:

For	Against	Abstain
52,900,827	678	15

The proposal was approved, having received “for” votes from holders of at least 65% of the outstanding shares of common stock.

In connection with the Charter Amendment, the holders of 7,458 shares of Class A Common Stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.31 per share, for an aggregate redemption amount of approximately $76,921.62.

The approval of the Charter Amendment will provide an opportunity for the Company’s stockholders to evaluate the Company’s proposed business combination transaction (the “Proposed Transaction”) with Fisker Inc., a Delaware corporation (“Fisker”). In connection with the Proposed Transaction, the Company, Fisker and Spartan Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, entered into a business combination agreement and plan of reorganization on July 10, 2020, as reported on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2020.

Important Information and Where to Find It

In connection with the Proposed Transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the Proposed Transaction. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the Proposed Transaction because they will contain important information about the Proposed Transaction and the parties thereto. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report Form 8-K.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Proposed Transaction. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the Proposed Transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Proposed Transaction when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding the Company’s proposed acquisition of Fisker and the Company’s ability to consummate the Proposed Transaction, are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and Fisker disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. The Company and Fisker caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either the Company or Fisker. In addition, the Company cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Proposed Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against the Company or Fisker following announcement of the Proposed Transaction; (iii) the inability to complete the Proposed Transaction due to the failure to obtain approval of the stockholders of Spartan, or other conditions to closing in the agreements related to the Proposed Transaction; (iv) the risk that the Proposed Transaction disrupts the Company’s or Fisker’s current plans and operations as a result of the announcement of the Proposed Transaction; (v) Fisker’s ability to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of Fisker to grow and manage growth profitably following the Proposed Transaction; (vi) costs related to the Proposed Transaction; (vii) changes in applicable laws or regulations; and (viii) the possibility that Fisker may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K materialize, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

 Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Spartan Energy Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spartan Energy Acquisition Corp.

Date: August 4, 2020	By: /s/ Geoffrey Strong
Name: Geoffrey Strong Title: Chief Executive Officer

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